SCHEDULE 14A
                               (RULE 14A-l0l)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

   Filed by the Registrant /X/
   Filed by a Party Other than the Registrant / /
   Check the appropriate box:
   / / Preliminary Proxy Statement   / / Confidential, for Use
                                          Use of the Commission
                                          Only (as permitted by
                                          Rule 14a-6(e)(2))
   /x/ Definitive Proxy Statement
   / / Definitive Additional Materials
   / / Soliciting Material Pursuant to Section 240.14a-ll(c) or

       Section 240.14a-12

                             Caspen Oil, Inc.
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           (Name of Registrant as Specified in its Charter)
----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ $125 per Exchange Act Rules O-11(c)(1)(ii), l4a-6(i)(1),
        or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
    / / $500 per each party to the controversy pursuant to
        Exchange Act Rule 14a-6(i) (3).
    / / Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction
applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4) Proposed maximum aggregate value of transaction:
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    (5) Total fee paid:
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    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (2) Form, Schedule or Registration Statement No:
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    (3) Filing Party:
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    (4)Date Filed:

                            CASPEN OIL, INC.

                          Irongate 3, Suite 201
                       777 S. Wadsworth Boulevard
                        Lakewood, Colorado 80226


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held April 3, 1997



To the Stockholders of Caspen Oil, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Caspen Oil, Inc. ("Caspen" or the "Company") will be held in the Hampden Room at the Holiday Inn - Lakewood, 7390 W. Hampden Avenue, Lakewood, Colorado 80227 on the 3rd day of April, 1997, at 11:00 a.m. (local time) for the following purposes:

     1. To elect one (1) director to hold office until the expiration of his term or until his successor has been duly elected and has qualified; and

     2. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on February 18, 1997, as the record date (the "Record Date") for determination of stockholders entitled to receive notice of, and to vote at, such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. The stock transfer books will not be closed.

     You are cordially invited to attend the meeting; HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED PROMPTLY TO SIGN, DATE AND MAIL THE ENCLOSED FORM OF PROXY SO THAT YOUR SHARES OF STOCK WILL BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. Your proxy will be returned to you if you are present at the meeting and should request its return.

                             By Order of the Board of Directors

                             Kimberley J. Love
                             Secretary

March 10, 1997
                            CASPEN OIL, INC.

                          Irongate 3, Suite 201
                       777 S. Wadsworth Boulevard
                        Lakewood, Colorado 80226

                             PROXY STATEMENT
                                   For
                     ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held April 3, 1997

                SOLICITATION AND REVOCABILITY  OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Caspen Oil, Inc. ("Caspen" or the "Company"), to be voted at the Annual Meeting of Stockholders of Caspen to be held on April 3, 1997 (the "Annual Meeting"), at the time and place, and for the purposes, set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournment(s) of that meeting. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no directions are indicated, the shares will be voted FOR the election of the director nominated in this Proxy Statement and in the discretion of the persons appointed as Proxies in the accompanying Form of Proxy with respect to any other matter that is properly brought before the meeting.

     Each stockholder of Caspen has the unconditional right to revoke the proxy at any time prior to its exercise, either in person at the Annual Meeting or by written notice to Caspen addressed as follows: Secretary, Caspen Oil, Inc., Irongate 3, Suite 201, 777 S. Wadsworth Boulevard, Lakewood, Colorado 80226. No revocation by written notice shall be effective unless such notice has been received by the Secretary of Caspen prior to the day of the Annual Meeting or by the inspector of elections at the Annual Meeting.

     The principal executive offices of Caspen are located at Irongate 3, Suite 201, 777 Wadsworth Boulevard, Lakewood, Colorado 80226. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being mailed to Caspen's stockholders on or about March 10, 1997.

     In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers, and regular employees of Caspen may solicit the return of proxies either by mail, personal interview, telephone, or telegraph. Officers and employees of Caspen will not be compensated additionally for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees, and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock. All costs of preparing, printing, assembling, and mailing the Notice of Annual Meeting of Stockholders, this Proxy
Statement, the enclosed Form of Proxy, and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by Caspen.

                         PURPOSES OF THE MEETING

     At the Annual Meeting, Caspen's stockholders will be asked to consider and act upon the following matters:

     1. To elect one (1) director to hold office until the expiration of his term or until his successor has been duly elected and has qualified; and

     2. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

                            QUORUM AND VOTING

     The identity of stockholders entitled to receive notice of and to vote at the Annual Meeting, and the number of votes allocated to each stockholder, was determined as of the close of business on February 18, 1997 (the "Record Date"). On the Record Date, the Company had issued and outstanding 21,073,306 shares of common stock, par value $.01 per share (the "Common Shares"), 600,000 shares of its $1.80 Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Series A Shares"), 300,000 shares of its Series C Preferred Stock, par value $1.00 per share (the "Series C Shares") and 125,000 shares of its Series E Preferred Stock, par value $1.00 per share (the "Series E Shares").

     Each stockholder of record of the Common Shares, Series A Shares, Series C Shares and Series E Shares will be entitled to one vote per share on each matter that is called to vote at the Annual Meeting. All shares will vote as a single class on each matter called to a vote.

     The Articles of Incorporation of the Company do not provide for cumulative voting rights.

     The presence, in person or by proxy, of holders of the majority of the issued and outstanding shares of the Common Shares, the Series A Shares, the Series C Shares and the Series E Shares is necessary to constitute a quorum at the Annual Meeting. Proxies that are returned but are marked to abstain from voting on any matter will be counted as present for purposes of determining a quorum. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the Common Shares, the Series A Shares, the Series C Shares and the Series E Shares represented at the Annual Meeting (and voting as a single class) is required for the election of the director nominee. Abstentions and proxies directing that the shares are not to be voted will not be counted as a vote in favor of a matter called for a vote.

                     PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT
     The following table provides information regarding the beneficial ownership of the
Common Shares, the Series A Shares, the Series C Shares and the Series E Shares as of the
Record Date by (i) each person known to Caspen to be the beneficial owner of more than 5%
of any class of the voting securities of Caspen; (ii) each director and nominee for director of Caspen; (iii) each executive officer named in the Summary Compensation Table presented below under the heading "Executive Compensation"; and (iv) all directors, the nominee for director and all executive officers of Caspen as a group.


                                                          Amount      Percent    Percent
Beneficial Owner                  Title of Class       Beneficially      of      of All
                                  --------------          Owned*       Class     Classes
                                                        ____________   _______    _______

Mcorp Management . . . . . . . .  Series A Shares         74,400(1)     12.4%       **
 P. O. Box 655415
 Dallas, Texas 75265

Bradley Resources Co.  . . . . .  Series A Shares         38,600(2)      6.4%       **
 3581 SW Corporate Parkway
 P.O. Box 1938
 Palm City, Florida 34990-6938

Churchill U.S.A., Inc. . . . . .  Series C Shares        300,000       100.0%       1.4%
 Irongate 3, Suite 200
 777 S. Wadsworth Boulevard
 Lakewood, Colorado 80226
Anthony J. Carroll . . . . . . .  Common Shares        5,885,168(3)     27.1%      25.9%
 Irongate 3, Suite 201
 777 S. Wadsworth Boulevard
 Lakewood, Colorado 80226

Trans Energy, Inc. . . . . . . .  Common Shares        4,522,308(4)     21.5%      20.5%
 Irongate 3, Suite 200            Series A Shares        207,694        34.6%        **%
 777 S. Wadsworth Boulevard
 Lakewood, Colorado 80226

Wendy A. Cribari . . . . . . . .  Common Shares        5,022,340(5)     23.8%      22.7%
 Irongate 3, Suite 200            Series C Shares        300,000(5)    100.0%       1.4%
 777 S. Wadsworth Boulevard
 Lakewood, Colorado 80226

FAI Insurance Group. . . . . . .  Series E Shares        125,000      100.0%       **
 14th Floor  77 Pacific Highway
 N. Sydney, Australia NSW 2060

John J. Crawford . . . . . . . .  Common Shares          380,000(6)      1.8%       1.7%
Gary N. Davis  . . . . . . . . .  Common Shares        1,040,000(7)      4.7%       4.5%
Kimberley J. Love  . . . . . . .  Common Shares          350,000(6)      1.6%       1.5%

Directors and Officers
 as a Group (4 Persons) . . . . . Common Shares        7,655,168(8)     35.2%      33.6%
_________________________
/TABLE

* Unless otherwise indicated in the footnotes below, each person has sole voting and dispositive power over the shares indicated.

**   Represents less than one percent.

(1) The Schedule 13D, dated November 6, 1983 and filed with the Company by The Equitable Company of Texas (predecessor to Mcorp Management), indicated that The Equitable Company of Texas has sole voting and investment power with respect to such shares.

(2) The Schedule 13D, dated January 30, 1990, and filed with the Company by Bradley Resources Company, indicated that Bradley Resources Company is a New York general partnership of which George W. Holbrook, Jr. and James R. McGoogan are the general partners and share the voting and dispositive power with respect to such shares.

(3) Includes 660,000 Common Shares issuable pursuant to the exercise of stock options of which 210,000 are exercisable within 60 days of the Record Date.

(4) The entirety of these shares is held under a Voting Trust Agreement with Wendy A. Cribari, President of Churchill U.S.A., Inc. ("CUSA") and President, Treasurer and Director of Trans Energy, Inc. Ms. Cribari serves as Trustee with sole voting and dispositive power over Trans Energy's shares. The terms of the Voting Trust Agreement run until December 31, 2002.

(5) Ms. Cribari holds sole voting and dispositive power over 4,522,308 shares pursuant to a Voting Trust Agreement with Trans Energy, Inc. See footnote (4) above. As President of CUSA, Ms. Cribari shares voting and dispositive control over the Series C Shares held of record by CUSA. Ms. Cribari owns 500,032 shares individually.

(6) Includes 350,000 Common Shares issuable pursuant to the exercise of stock options of which 87,500 are exercisable within 60 days of the Record Date.

(7) Includes 1,040,000 Common Shares issuable pursuant to the exercise of stock options of which 590,000 are exercisable within 60 days of the Record Date.

(8) Includes 2,400,000 Common Shares issuable pursuant to the exercise of stock options of which 975,000 are exercisable within 60 days of the Record Date. See footnotes (3), (6), and (7) above.
                    DIRECTORS AND EXECUTIVE OFFICERS

     The Articles of Incorporation of Caspen provide for a Board consisting of not fewer than three (3) and not more than fifteen
(15) members. The number of directors may be determined by resolution of the Board at any meeting; presently, the Board has set the number of directors at four (4). In addition, the Bylaws of Caspen provide for division of the Board into four (4) classes and require that the number of directors within each distinct class must be as close to equal as possible. At the present time, the Board is comprised of four classes of directors with one director in each of the four classes. The term of office for one class of directors expires each year, with the term of the first class of directors expiring at the Annual Meeting.

     Unless otherwise directed in the enclosed Form of Proxy, the persons appointed in the Form of Proxy intend to nominate and vote the shares represented by such Proxy FOR the election of the following nominee for the office of director of Caspen, to serve as a director of the first class for four (4) years or until his successor shall have been duly elected and qualified:

                                     Present            Served as      Year Term
                                     Position           Director      as Director
      Nominee          Age          with Caspen          Since         to Expire
      -------          ---          -----------          -----        -----------
Anthony J. Carroll . .  60     Chairman of the Board,     1990               2000
                                President and Chief
                                 Executive Officer


     Although management does not contemplate that the above-named nominee will refuse or be unable to accept or serve as a director of Caspen, the persons appointed in the enclosed Form of Proxy intend, if the nominee becomes unavailable, to vote the shares represented by the Proxy FOR the election of such other person as may be nominated or designated by the Company's management, unless they are directed by the Form of Proxy to do otherwise.

     The following information is provided with respect to directors of the classes who will continue to serve as directors of Caspen until the expiration of their terms on the dates indicated:

                                     Present            Served as      Year Term
                                     Position           Director      as Director
    Director           Age          with Caspen          Since         to Expire
    --------           ---          -----------          -----        -----------
Second Class

Gary N. Davis. . . . .  44     Chief Financial Officer    1990               1997
                                     and Director
Third Class

Kimberley J. Love. . .  38     Secretary and Director     1990               1998

Fourth Class

John J. Crawford . . .  49            Director            1991               1999
/TABLE

     The following is a brief account of the business experience, during the past five years, of each director, each nominee for director and each executive officer of the Company.
Each of the persons identified below is a citizen of the United
States who has a business address at the Company.

     Gary N. Davis has been Chief Financial Officer of Caspen since July 1990 and a director of Caspen since June 1990.

     Kimberley J. Love has been Secretary and a director of Caspen since July 1990. Since May 1989, Mrs. Love has served as President of KTP Energy, Inc. ("KTP"), a subsidiary of CUSA. Mrs. Love has also served as Treasurer of KTP since January 1987. In April 1993, Mrs. Love was elected President of Churchill Energy, Inc., a subsidiary of CUSA.

     John J. Crawford has been a director of Caspen since
January 1991. Since 1993, Mr. Crawford has served as a grant writer and grant administrator for the Denver Public Schools.
Since June 1984, Mr. Crawford has been a financial consultant to both public and private companies in the Denver area.

     Anthony J. Carroll has been Chairman of the Board,
President and Chief Executive Officer of Caspen since June 1990.

     Other than Kimberley J. Love, Secretary of the Company, who is the daughter of Anthony J. Carroll, Chairman of the Board, President and Chief Executive Officer of the Company, no family relationships exist between any of the executive officers and directors of the Company.

     The Board of Caspen has a standing audit committee on which Kimberley J. Love and John J. Crawford currently sit. The duties of the audit committee include making recommendations to the Board concerning the hiring and dismissal of Caspen's independent auditors; reviewing the completed audit with the independent auditors and in connection with that review, addressing any issues regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management to discuss accounting and financial controls; and initiating and supervising any special investigations deemed necessary. During the 1996 fiscal year, the audit committee held one (1) meeting.

     The Board of Caspen currently does not have a standing nominating, compensation or similar committee. Pursuant to the Company's Bylaws, notice of a stockholder's intent to make a nomination for the Board must be received by the Secretary of the Company at least ninety (90) days before the annual meeting of stockholders or within seven (7) days following the date on which notice of a special meeting of stockholders is first given to stockholders; in addition, the notice must contain certain specified information.

     During the 1996 fiscal year, the Board held one (1) annual meeting and three (3) other meetings. On three (3) other occasions the Board took action by unanimous written consent of its members. Each of the members of the Board participated in at least seventy-five percent (75%) of the aggregate number of meetings (including unanimous consents ) of the Board and all committees of the Board on which the director served during the 1996 fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table provides information for fiscal 1996 concerning the total compensation paid by
Caspen and its wholly-owned subsidiary, Summit Overseas Exploration, Inc. ("Summit"), to Anthony J.
Carroll as Chairman of the Board, President and Chief Executive Officer of the Company, who is the only executive officer of the Company whose annual compensation exceeded $100,000 in fiscal 1996.

                                 Annual                   Long-Term Compensation
                              Compensation                         Awards
                          -------------------             ----------------------
                        Year                              Restricted
                        Ended                                Stock       Options/     All Other
     Name              July 31,    Salary    Bonus  Other    Awards      SARs (#)   Compensation
 ---------------       --------    ------    -----  -----  ----------    --------   ------------
Anthony J. Carroll        1996  $144,000(1) $ --   $ --        $ --        $ --        $9,831(2)
Chairman of the Board,    1995   144,000    $ --   $ --        $ --        $ --        $6,386(2)
President and Chief       1994   144,000    $ --   $ --        $ --        $ --        $4,856(2)
Executive Officer

____________________
(1)  Effective July 31, 1995, Mr. Carroll voluntarily deferred $5,000 per month of his salary.  This action does not affect the  Company's contractual obligation relative to Mr. Carroll's employment agreement.

(2)  Reflects the premiums paid by the Company for life insurance policies with respect to Mr. Carroll, the beneficiary of which is Mr. Carroll's estate.

     On November 15, 1996, the Board of Directors authorized and granted, pursuant to the 1993 Omnibus Employee Stock Option Plan, the following options of the Company's common stock:


          Anthony J. Carroll          600,000 shares
          Gary N. Davis               600,000 shares
          Kimberley J. Love           350,000 shares
          John J. Crawford            350,000 shares


     Each of the above options were, other than those granted to Mr. Carroll, granted at an exercise price of $0.015, which was the average between the bid and the asked price effective
November 15, 1996. Because Mr. Carroll is a 10% beneficial shareholder, his exercise price is set at 110% of $0.015.

     Twenty five percent of these options to each holder vested immediately on November 15, 1996, an additional 25% will vest on November 15, 1997, an additional 25% will vest on November 15, 1998 and the remaining 25% will vest on November 15, 1999.

     In addition, also on November 15, 1996, the Board of Directors authorized the issuance to Mr. Carroll of 3,000,000 shares of the Company's Common Shares at a purchase price of $0.011 per share. The Board of Directors determined that the purchase price was appropriate in light of the $0.015 average between the bid and asked market price effective November 15, 1996, that the shares issued to Mr. Carroll would be "restricted securities" under applicable securities laws and that Mr. Carroll's ownership of the shares will be subject to contractual restrictions. Mr. Carroll paid the purchase price for the shares in the form of a secured promissory note payable to the Company in the amount of $33,000, with interest payable at 7% per annum and interest and principal being due on November 15, 1999. Mr. Carroll will not be permitted to sell or encumber the shares prior to November 15, 1999. If for any reason other than death or disability, Mr. Carroll's employment with the Company is terminated before November 15, 1999, then the shares will be forfeited to the Company, the promissory note delivered in payment of the shares will be canceled and no interest or principal will be payable with respect to the note.

Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

     The following table provides information with respect to Anthony J. Carroll concerning options exercised during the fiscal year ended July 31, 1996, and unexercised options held as of July 31, 1996.

                                                                               Value of
                                                               Number of      Unexercised
                                                             Unexercised     In-the-Money
                                                           Options/SARs at  Options/SARs at
                                                              FY-End (#)     FY-End ($)

                   Shares Acquired
      Name               on           Value Realized ($)    Exercisable/       Exercisable/
      ----           Exercise (#)     ------------------    Unexercisable      Unexercisable
                     ------------                           -------------      -------------
Anthony J. Carroll         0                  0               60,000/0              0/0


Employment Agreements

     Effective January 4, 1994, Mr. Carroll entered into an employment agreement with Summit, which operates the oil and gas activities of the Company, generally providing the following terms: (1) an initial term of 24 months; (2) continued employment as President and Chairman of the Board during that time at an annual salary of $144,000; (3) the sole discretion of Mr. Carroll to elect at any time during the initial term to terminate the initial term of the agreement and to enter into an extension term with the Company for 24 months after such election, during which Mr. Carroll would be employed as President of Summit Energy, (U.K.) Ltd., with primary responsibility for managing and directing all of the interests and activities of the Company in the North Sea and the United Kingdom; (4) an annual salary during the extension term of $125,000, which would be deemed earned on the first day of the extension term, but would be paid in equal monthly installments; (5) the permissible termination of the agreement by the Company in the case of disability of Mr. Carroll (upon 180 days notice), or upon Mr. Carroll's repeated and willful failure in bad faith to discharge the duties assigned to him that are materially detrimental to the business and affairs of the Company; and (6) if the Company terminates the President for such failure, the Company will continue to pay Mr. Carroll a salary of $125,000 per annum and provide certain other benefits (including the use of an office and an automobile, and payment for an executive assistant) for the remainder of the agreement's term. The Board of Directors of Summit approved the extension of the expiration date of the employment agreement until May 1, 1999. Effective July 31, 1995, Mr. Carroll voluntarily deferred $5,000 per month of his salary. This action does not affect the Company's contractual obligation relative to Mr. Carroll's employment agreement.

Compensation of Directors

     Outside directors of the Company have historically been paid the sum of $600 cash for their attendance at each meeting of the Board of Caspen. Under the Company's Stock Bonus Plan (the "Bonus Plan"), directors entitled to receive cash compensation for attendance at meetings of the Board may elect to receive instead Common Shares as remuneration. If, as allowed under the terms of the Bonus Plan, a director elects to receive Common Shares in lieu of cash, the recipient director would receive the number of Common Shares having a value equal to the cash fees to which he would otherwise be entitled.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective March 31, 1994, Summit entered into a Service and Operations Agreement (the "Service Agreement") with CUSA. The initial term of the Service Agreement expired on July 31, 1995, at which time the Service Agreement was automatically renewed for an additional one-year term and may be automatically renewed for one additional one-year term. Under the terms of the Service Agreement, CUSA is to provide financial and operational management and general corporate legal services to the Company. CUSA also provides the personnel and office space necessary for the operations of the Company. The Service Agreement with CUSA provides for the payment to CUSA of its actual costs plus ten percent (revised to five percent effective June, 1995), (the "Costs"). In the event that the Costs exceed the computed average of the preceding three months' amount, the Company will not be obligated to pay such excess. Any costs in excess of the computed average of the preceding three months' amount will be borne by CUSA. During fiscal 1996, the Company made payments to CUSA pursuant to the Service Agreement in the amount of $299,353. The Company believes that the amounts payable to CUSA pursuant to the Service Agreement are less than what the Company would be required to pay an independent third party to provide such services.

     CUSA owns 100% of the outstanding capital stock of Trans
Energy, Inc., which is a principal stockholder of the Company.
Kimberley J. Love, Secretary and Director of the Company, serves as an executive officer in two subsidiaries of CUSA. See
"Directors and Executive Officers."

            RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     BDO Seidman, LLP served as the Company's independent public accountants during fiscal 1996 and will continue to serve as the Company's independent public accountants during fiscal 1997. It is expected that representatives of BDO Seidman, LLP will be present at the Annual Meeting, that such representatives will have a chance to make a statement if they so desire and that such representatives will be available to respond to appropriate questions.


                             OTHER BUSINESS

     Management knows of no business other than that previously disclosed that will be brought before the meeting. If, however, any other matters are properly presented, it is the intention of the persons named in the accompanying Form of Proxy (if authorized to do so by the Proxy) to vote the shares as they deem advisable.


                        PROPOSALS OF STOCKHOLDERS

     All proposals by stockholders intended to be present at the next Annual Meeting of Stockholders of Caspen must be received by Caspen at its principal executive offices on or before November 10, 1997 for inclusion in Caspen's proxy statement relating to that meeting.

                              ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the year ended July 31, 1996 is being mailed to stockholders with this Proxy Statement as the Annual Report to Stockholders. The Annual
Report is not to be regarded as proxy soliciting material.

                         By Order of the Board of Directors
                         Kimberley J. Love, Secretary


March 10, 1997
Lakewood, Colorado

                                                    Common Shares

                            CASPEN OIL, INC.
                          Irongate 3, Suite 201
                       777 S. Wadsworth Boulevard
                        Lakewood, Colorado 80226

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS.

The undersigned hereby appoints Anthony J. Carroll, Gary N. Davis and W. Alan Kailer, and each of them, as proxies, with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the Common Shares, par value $.01 per share, of Caspen Oil, Inc. (the "Company") held of record by the undersigned at the close of business on February 18, 1997 (the "Record Date"), at the Annual Meeting of Stockholders to be held on April 3, 1997, or any adjournment(s) thereof.

1.   PROPOSAL TO ELECT AS DIRECTOR OF THE COMPANY THE FOLLOWING
     PERSON, TO HOLD OFFICE UNTIL THE EXPIRATION OF HIS TERM
     (AS SET FORTH OPPOSITE HIS NAME), OR UNTIL HIS SUCCESSOR HAS
     BEEN DULY ELECTED AND HAS QUALIFIED.

     [ ]  FOR the nominee listed below.

     [ ]  WITHHOLD AUTHORITY to vote for nominee listed below.
                    Nominee and Year Term to Expire
                       Anthony J. Carroll      2000

                                         FOR   AGAINST   ABSTAIN
2.   IN THEIR DISCRETION, THE PROXIES
     ARE AUTHORIZED TO VOTE UPON SUCH
     OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING.            [ ]     [ ]        [ ]

                        (please sign on other side)

                          (continued from front)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IDENTIFIED IN PROPOSAL 1 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE MEETING.
                             Dated:  ______________________, 1997

                             ____________________________________
                             Signature

                             ____________________________________
                             Signature if Held Jointly

                             Please execute this Proxy as your
                             name appears hereon. When shares are
                             held by joint tenants, both should
                             sign. When signing as attorney,
                             executor, administrator, trustee or
                             guardian, please give full title as
                             such.  If a corporation, please sign
                             in full corporate name by the
                             president or other authorized
                             officer.  PLEASE MARK, SIGN, DATE
                             AND RETURN THIS PROXY PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                                        Series A Preferred Shares

                            CASPEN OIL, INC.
                          Irongate 3, Suite 201
                       777 S. Wadsworth Boulevard
                        Lakewood, Colorado 80226

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS.

The undersigned hereby appoints Anthony J. Carroll, Gary N. Davis and W. Alan Kailer, and each of them, as proxies, with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the Series A Preferred Shares, par value $1.00 per share, of Caspen Oil, Inc. (the "Company") held of record by the undersigned at the close of business on February 18, 1997 (the "Record Date"), at the Annual Meeting of Stockholders to be held on April 3, 1997, or any adjournment(s) thereof.

1.   PROPOSAL TO ELECT AS DIRECTOR OF THE COMPANY THE FOLLOWING
     PERSON, TO HOLD OFFICE UNTIL THE EXPIRATION OF HIS TERM (AS
     SET FORTH OPPOSITE HIS NAME), OR UNTIL HIS SUCCESSOR HAS
     BEEN DULY ELECTED AND HAS QUALIFIED.

     [ ]   FOR the nominee listed below.

     [ ]   WITHHOLD AUTHORITY to vote for nominee listed below.
                    Nominee and Year Term to Expire
                       Anthony J. Carroll      2000

                                        FOR    AGAINST    ABSTAIN
2.   IN THEIR DISCRETION, THE PROXIES
     ARE AUTHORIZED TO VOTE UPON SUCH
     OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING.           [ ]      [ ]        [ ]

                        (please sign on other side)

                          (continued from front)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IDENTIFIED IN PROPOSAL 1 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE MEETING.
                             Dated:  ______________________, 1997

                             ____________________________________
                              Signature

                             ____________________________________
                              Signature if Held Jointly
                             Please execute this Proxy as your
                             name hereon. When shares are held by
                             joint tenants, both should sign.
                             When signing as attorney, executor,
                             administrator, trustee or guardian,
                             please give full title as such. If a
                             corporation, please sign in full
                             corporate name by the president or
                             other authorized officer.  PLEASE
                             MARK, SIGN, DATE AND RETURN THIS
                             PROXY PROMPTLY USING THE ENCLOSED
                             ENVELOPE.

                                        Series C Preferred Shares

                            CASPEN OIL, INC.
                          Irongate 3, Suite 201
                       777 S. Wadsworth Boulevard
                        Lakewood, Colorado 80226

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Anthony J. Carroll, Gary N. Davis and W. Alan Kailer, and each of them, as proxies, with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the Series C Preferred Shares, par value $1.00 per share, of Caspen Oil, Inc. (the "Company") held of record by the undersigned at the close of business on February 18, 1997 (the "Record Date"), at the Annual Meeting of Stockholders to be held on April 3, 1997, or any adjournment(s) thereof.

1.   PROPOSAL TO ELECT AS DIRECTOR OF THE COMPANY THE FOLLOWING
     PERSON, TO HOLD OFFICE UNTIL THE EXPIRATION OF HIS TERM (AS
     SET FORTH OPPOSITE HIS NAME), OR UNTIL HIS SUCCESSOR HAS
     BEEN DULY ELECTED AND HAS QUALIFIED.

         FOR the nominee listed below.

         WITHHOLD AUTHORITY to vote for nominee listed below.
                 Nominee and Year Term to Expire
                       Anthony J. Carroll      2000

                                         FOR  AGAINST   ABSTAIN
2.   IN THEIR DISCRETION, THE PROXIES
     ARE AUTHORIZED TO VOTE UPON SUCH
     OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING.            [ ]    [ ]       [ ]

                           (please sign on other side)


                             (continued from front)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IDENTIFIED IN PROPOSAL 1 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE MEETING.
                             Dated:  ______________________, 1997

                             ____________________________________
                             Signature

                             ____________________________________
                             Signature if Held Jointly
                             Please execute this Proxy as your
                             name appears hereon. When shares
                             are held by joint tenants, both
                             should sign.  When signing as
                             attorney, executor, administrator,
                             trustee or guardian, please give
                             full title as such. If a
                             corporation, please sign in full
                             corporate name by the president or
                             other authorized officer.  PLEASE
                             MARK, SIGN, DATE AND  RETURN THIS
                             PROXY PROMPTLY USING THE ENCLOSED
                             ENVELOPE.
                                       Series E Preferred Shares

                            CASPEN OIL, INC.
                          Irongate 3, Suite 201
                       777 S. Wadsworth Boulevard
                        Lakewood, Colorado 80226

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Anthony J. Carroll, Gary N. Davis and W. Alan Kailer, and each of them, as proxies, with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the Series E Preferred Shares, par value $1.00 per share, of Caspen Oil, Inc. (the "Company") held of record by the undersigned at the close of business on February 18, 1997 (the "Record Date"), at the Annual Meeting of Stockholders to be held on April 3, 1997, or any adjournment(s) thereof.

1.   PROPOSAL TO ELECT AS DIRECTOR OF THE COMPANY THE FOLLOWING
     PERSON, TO HOLD OFFICE UNTIL THE EXPIRATION OF HIS TERM
     (AS SET FORTH OPPOSITE HIS NAME), OR UNTIL HIS SUCCESSOR HAS
     BEEN DULY ELECTED AND HAS QUALIFIED.

     [ ]    FOR the nominee listed below.

     [ ]    WITHHOLD AUTHORITY to vote for nominee listed below.
                     Nominee and Year Term to Expire
                       Anthony J. Carroll      2000

                                         FOR   AGAINST   ABSTAIN
2.   IN THEIR DISCRETION, THE PROXIES
     ARE AUTHORIZED TO VOTE UPON SUCH
     OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING.            [ ]     [ ]       [ ]

                           (please sign on other side)

                             (continued from front)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IDENTIFIED IN PROPOSAL 1 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE MEETING.
                             Dated:  ______________________, 1997

                             ____________________________________
                              Signature

                             ____________________________________
                              Signature if Held Jointly
                              Please execute this Proxy as your
                              name appears hereon.  When shares
                              are held by joint tenants, both
                              should sign.  When signing as
                              attorney, executor,  administrator,
                              trustee or guardian, please give
                              full title as such.  If a
                              corporation, please sign in full
                              corporate name by the president or
                              other authorized officer.  PLEASE
                              MARK, SIGN, DATE AND RETURN THIS
                              PROXY PROMPTLY USING THE ENCLOSED
                              ENVELOPE.